                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 28, 2003


                                 EVANS BANCORP,
             INC. (Exact name of Registrant as Specified in Charter)


             New York                  0-18539              16-1332767
   (State or Other Jurisdiction        (Commission       (I.R.S. Employer
         of Incorporation)             File Number)     Identification Number)

14-16 North Main Street, Angola, New York                       14006
(Address of Principal Executive Offices)                      (Zip Code)


 Registrant's telephone number, including area code   (716) 549-1000
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ITEM 5.           OTHER EVENTS

                  Evans Bancorp, Inc. is filing herewith a press release issued on January 28, 2003 which is included herein. This press release was issued to announce 2002 and fourth quarter 2002 earnings.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

                  The following exhibit is included herein:

                  99.1     January 28, 2003 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EVANS BANCORP, INC.

                                       By:  /s/ James Tilley

                                             James Tilley, President

January 28, 2003